SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 30, 1999




                              Derma Sciences, Inc.
             (Exact name of registrant as specified in its charter)





      Pennsylvania                     1-31070                   23-2328753
(State or other jurisdiction         (Commission               (IRS employer
     of incorporation)               File Number)         identification number)







                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)


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Item 5.  Other Events

     Registrant's shareholders at a special meeting thereof held on July 30, 1999 approved an amendment to Registrant's articles of incorporation effecting a one-for-five reverse split of Registrant's common stock, class A convertible preferred stock and class B convertible preferred stock. The record date of the reverse split is August 2, 1999.

     Registrant incorporates by reference herein: (1) a conformed copy of the amendment to Registrant's articles of incorporation effecting the reverse split which amendment is attached hereto as Exhibit 3, and (2) Registrant's press release issued at 7:30 a.m. August 2, 1999 announcing the reverse split which release is attached hereto as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (a)  Not applicable
         (b)  Not applicable
(c)       Exhibits:

                   3 - Amendment to articles of incorporation
                  99 - Press release issued August 2, 1999



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     Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              DERMA SCIENCES, INC.



Date:  August 6, 1999          By: /s/  Stephen T. Wills
                                   --------------------------------
                                     Stephen T. Wills, CPA, MST
                                     Vice President and Chief Financial Officer



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